UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

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LIBERTY ALL-STAR GROWTH FUND, INC.

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn: Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR® EQUITY FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

[October     , 2012]

Dear Fellow Shareholders:

As President and Chief Executive Officer of each Fund, I am writing to ask for your vote at the special meeting of Shareholders (“Meeting”) of the Liberty All-Star Equity Fund (“Equity Fund”) and the Liberty All-Star Growth Fund, Inc. (“Growth Fund”) (each, a “Fund” and collectively, the “Funds”) to be held in the offices of ALPS Advisors, Inc. (“AAI”) at One Financial Center, 15th Floor, Boston, Massachusetts on December 20, 2012 at 9:00 a.m. Eastern Time. A formal notice of the Meeting appears on the next pages and is followed by a Proxy Statement for the Meeting.

At the Meeting, you are being asked to approve:

(1)	new Portfolio Management Agreements for the Equity Fund and the Growth Fund among each Fund, AAI and TCW Investment Management Company (“TCW”), an investment sub-adviser for each Fund;

(2)	a new Portfolio Management Agreement for the Equity Fund among the Fund, AAI and Cornerstone Capital Management LLC (“Cornerstone LLC”), an investment sub-adviser for the Fund; and

(3)	a “manager-of-managers” structure for the Equity Fund and the Growth Fund, subject to the provision of exemptive relief by the U.S. Securities and Exchange Commission (“SEC”).

On August 9, 2012, The TCW Group, the parent company to TCW, a sub-adviser for the Equity Fund and the Growth Fund, entered into a definitive agreement with The Carlyle Group pursuant to which The Carlyle Group will acquire The TCW Group (“TCW Transaction”). The TCW Transaction constitutes a change in control of TCW. Neither the Equity Fund nor the Growth Fund is a party to the TCW Transaction and the TCW Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the TCW Transaction, the Portfolio Management Agreement among each Fund, AAI and TCW will automatically terminate because the TCW Transaction will be deemed an “assignment” under the Investment Company Act of 1940, as amended (“Investment Company Act”).

On September 25, 2012, Cornerstone Capital Management, Inc. (“Cornerstone Inc.”) entered into a definitive agreement (the “Agreement) with New York Life Investment Management, LLC (“New York Life Investments”), through its subsidiary Madison Square Investors, LLC (“MSI”), and Cornerstone LLC, a newly formed limited liability company through the Agreement to acquire a minority stake in Cornerstone Capital Management, Inc. (“Cornerstone Transaction”). Under the terms of the Cornerstone Transaction and the Agreement, New York Life Investments, though MSI, and Cornerstone Inc. would reorganize into Cornerstone LLC as its successor entity and become a wholly-owned subsidiary and affiliate of New York Life, and will increase its ownership of Cornerstone LLC to a majority interest over seven years. The Equity Fund is not a party to the Cornerstone Transaction and the Cornerstone Transaction will not result in any direct change in the structure or operation of the Equity Fund. However, upon the closing of the Cornerstone Transaction, the Portfolio Management Agreement among the Equity Fund, AAI and Cornerstone will automatically terminate because the Cornerstone Transaction will be deemed an assignment under the Investment Company Act.

Shareholders of the Equity Fund and Growth Fund are being asked to approve new Portfolio Management Agreements with TCW, and Shareholders of the Equity Fund are being asked to approve a new Portfolio Management Agreement with Cornerstone. Under the new Portfolio Management Agreements, TCW and Cornerstone will provide the same investment advisory services on the same terms as under the existing Portfolio Management Agreements (except for the effective dates and length of the initial term of each Agreement). The TCW and Cornerstone Transactions will not result in any change in the management fees paid by the Funds to AAI and the fees paid to TCW and Cornerstone by AAI will remain unchanged. The TCW and Cornerstone Transactions will not result in any changes to the organization or structure of the Funds. Each Fund’s investment objectives and principal investment strategies also will remain unchanged. Your approval of the New Portfolio Management Agreements is being sought to ensure that TCW and Cornerstone can continue to provide the Equity Fund and the Growth Fund with the same services that are currently provided.

Shareholders also are being asked to approve a manager-of-managers structure for the Equity Fund and the Growth Fund. The Funds have filed an application with the SEC requesting an order (the “Order”) that would generally permit the Funds’ investment adviser, AAI, subject to approval of the board of each Fund, to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining Shareholder approval. However, for a Fund to rely on the Order and therefore operate under a manager-of-managers structure, use of the structure is required to be approved by the Fund’s Shareholders. Although implementation will require relief from the SEC, Proposal 3 seeks your approval to allow the Equity Fund and the Growth Fund to operate using a manager-of-managers structure once the relief has been obtained.

The enclosed Proxy Statement discusses the proposals in more detail to be voted upon by the Shareholders of each Fund. Please review the Proxy Statement and cast your vote on each of the proposals.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS A VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, AST Fund Solutions LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting in person. If you have any questions about the proposals or the voting instructions, please call AST at 1-    -    -    .

Very truly yours,

William R. Parmentier, Jr.

President and Chief Executive Officer

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(Each a “Fund,” and collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

December 20, 2012

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Liberty All-Star Equity Fund (“Equity Fund”) and the Liberty All-Star Growth Fund, Inc. (“Growth Fund”) (each, a “Fund” and collectively, the “Funds”) will be held in the offices of ALPS Advisors, Inc. (“AAI”) at One Financial Center, 15th Floor, Boston, Massachusetts on December 20, 2012 at 9:00 a.m. Eastern Time to consider and act upon the following matters:

1.	To approve new Portfolio Management Agreements for the Equity Fund and the Growth Fund among each Fund, AAI and TCW Investment Management Company to become effective upon the Closing;

2.	To approve a new Portfolio Management Agreement for the Equity Fund among the Fund, AAI and Cornerstone Capital Management LLC to become effective upon the Closing;

3.	To approve a “manager-of-managers” structure for the Equity Fund and the Growth Fund, subject to the provision of relief by the Securities and Exchange Commission; and

4.	To transact any other business as may properly come before the Meeting.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

You are entitled to vote at the Meeting if you owned shares of one or both of the Funds at the close of business on October 10, 2012 (“Record Date”). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, AST Fund Solutions LLC (“AST”), may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call AST at 1-    -    -        . An electronic copy of this proxy statement and the annual reports of each Fund are available at www.all-starfunds.com.

By order of the Board of Trustees of Liberty All-Star Equity Fund and the Board of Directors of Liberty All-Star Growth Fund, Inc.

Tané T. Tyler

Secretary

[October     , 2012]

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. Why am I being asked to vote on new Portfolio Management Agreements with TCW and Cornerstone?

A. On August 9, 2012, The TCW Group, the parent company to TCW Investment Management Company (“TCW”), a sub-adviser for the Liberty All-Star Equity Fund (“Equity Fund”) and the Liberty All-Star Growth Fund, Inc. (“Growth Fund”) (collectively, the “Funds”), entered into a definitive agreement with The Carlyle Group pursuant to which The Carlyle Group will acquire The TCW Group (“TCW Transaction”). In addition, on September 25, 2012, Cornerstone Capital Management, Inc. (“Cornerstone Inc.”) entered into a definitive agreement (the “Agreement) with New York Life Investment Management, LLC (“New York Life Investments”), through its subsidiary Madison Square Investors, LLC (“MSI”), and Cornerstone Capital Management LLC (“Cornerstone LLC”), a newly formed limited liability company through the Agreement to acquire a minority stake in Cornerstone Capital Management, Inc. (“Cornerstone, Inc.”) (“Cornerstone Transaction”). The TCW Transaction constitutes a change in control of TCW; and the Cornerstone Transaction constitutes a change in control of Cornerstone. Upon the closing of the TCW and Cornerstone Transactions, the Current TCW Agreements among each Fund, AAI and TCW and the Current Cornerstone Agreement among the Equity Fund, AAI, and Cornerstone Inc. will automatically terminate because the TCW and Cornerstone Transactions will each be deemed an “assignment” under the Investment Company Act of 1940, as amended (“Investment Company Act”). Accordingly, Shareholders of the Equity Fund and Growth Fund are being asked to approve new Portfolio Management Agreements with TCW and Shareholders of the Equity Fund are being asked to approve a new Portfolio Management Agreement with Cornerstone LLC.

On October 10, 2012, the Equity Fund’s Board of Trustees (“Trustees”) and the Growth Fund’s Board of Directors (“Directors”) (each, a “Board”) approved new Portfolio Management Agreements among each Fund, AAI and with TCW (“New TCW Agreements”) and Cornerstone LLC (“New Cornerstone Agreement”) that would become effective upon the closing of the TCW and Cornerstone Transactions, respectively, subject to Shareholder approval.

Q. Will either the TCW or Cornerstone Transaction affect me as a Shareholder?

A. No. The TCW and Cornerstone Transactions will not result in any changes to the organization or structure of the Funds. You will still own the same shares in the same Funds.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you owned shares in one or both of the Funds on the Record Date and have the right to vote on these very important proposals concerning your investment.

Q. Will the services change or the fees payable under the New TCW Agreements or the New Cornerstone Agreement increase as a result of the Transaction?

A. No. There will be no changes in the services provided or increase in the fee rates under the New TCW Agreements or the New Cornerstone Agreement. It is expected that TCW’s and Cornerstone LLC’s portfolio managers and employees who provide services to the Funds would provide uninterrupted management following the closing of the TCW and Cornerstone Transactions. The TCW and Cornerstone Transactions will not result in any changes to the organization or structure of the Funds, and each Fund’s investment objectives and principal investment strategies will remain unchanged. Your approval of the New TCW Agreements and the New Cornerstone Agreement is being sought to ensure that TCW and Cornerstone LLC can continue to provide the Funds with the same services that are currently provided.

Q. Will there be any change in any portfolio managers at TCW and Cornerstone who serve the Funds?

A. No. It is expected that the same TCW and Cornerstone Inc. portfolio managers who currently serve the Funds will continue to do so after the TCW and Cornerstone Transactions, pursuant to the same investment objectives and strategies currently in place.

Q. Why is the Board proposing a manager-of-managers structure?

A. The Funds have filed an application with the Securities and Exchange Commission (the “SEC”) requesting an order (the “Order”) that would generally permit AAI, subject to approval of each Fund’s Board, to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining Shareholder approval. However, for a Fund to rely on the Order and therefore operate under a manager-of-managers structure, use of the structure is required to be approved by the Fund’s Shareholders. Although implementation will require relief from the SEC, Proposal 3 seeks your approval to allow your Fund to operate using a manager-of-managers structure once the relief has been obtained. Shareholders should be aware, however, that under a manager-of-managers structure, they would not have the ability to exert control over whether their Fund entered into new sub-advisory agreements with unaffiliated sub-advisers or whether terms to sub-advisory agreements were changed, because they would not be entitled to vote “for” or “against” such matters before they became effective.

Q. Could investment advisory fees be increased without a Shareholder vote if the manager-of-managers structure is approved?

A. No. Fees paid to sub-advisers are paid directly by the investment adviser out of its investment advisory fee; they are not paid directly by each Fund. Therefore, any change in sub-advisory fees will have no impact on a Fund’s expenses. Any increase in the investment advisory fee paid to the investment adviser by a Fund will continue to require Shareholder approval.

Q. What are the benefits of a manager-of-managers structure?

A. A manager-of-managers structure will provide the investment adviser and the Board with the flexibility to implement sub-adviser changes or materially amend sub-advisory agreements without incurring the significant delay and expense associated with obtaining Shareholder approval.

Q. How do the Trustees/Directors of my Fund recommend that I vote?

A. The Trustees/Directors of your Fund recommend that you vote FOR each of the proposals.

Q. Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A. TCW has agreed to bear the expenses associated with the proposal to approve the New TCW Agreements and Cornerstone has agreed to bear the expenses associated with the proposal to approve the New Cornerstone Agreement. The Funds will pay the cost related to the “manager-of-managers” structure approval.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-241-1850.

Q. Why are two proxy cards enclosed?

A. If you own shares of both Funds, you will receive a separate proxy card for each Fund.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions LLC, at 1-    -    -        .

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(each a “Fund,” and collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

PROXY STATEMENT

for the Joint Special Meeting of Shareholders

to be held on December 20, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the joint special meeting of Shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, Massachusetts on December 20, 2012 at 9:00 a.m. Eastern Time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Summarized below are items (1) through (3) (the “Proposals”), which the Shareholders of the Fund(s) are being asked to consider at the Meeting:

Which Proposals Affect My Fund?	Shareholders Entitled to Vote
Proposal 1: Equity Fund and Growth Fund. To approve new Portfolio Management Agreements among each Fund, AAI and TCW Investment Management Company to become effective upon the Closing.	Shareholders of each Fund, voting separately by Fund.
Proposal 2: Equity Fund. To approve a new Portfolio Management Agreement among the Fund, AAI and Cornerstone Capital Management LLC to become effective upon the Closing.	Shareholders of Equity Fund.
Proposal 3: Equity Fund and Growth Fund. To approve a “manager-of-managers” structure for each Fund, subject to the provision of relief by the Securities and Exchange Commission.	Shareholders of each Fund, voting separately by Fund.

OVERVIEW

As discussed in more detail in this Proxy Statement, at the Meeting, Shareholders of the Equity Fund and the Growth Fund are being asked to approve new Portfolio Management Agreements among each Fund, AAI and TCW. Equity Fund Shareholders also are being asked to approve a new Portfolio Management Agreement with Cornerstone LLC. Additionally, Shareholders are being asked to approve a manager-of-managers structure for the Equity Fund and the Growth Fund.

PROPOSAL 1:	APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS WITH TCW

TCW Investment Management Company (“TCW”) currently serves as a sub-adviser to the Equity Fund and the Growth Fund. On August 9, 2012, TCW Group’s majority owner, Société Générale Holdings de Participations, S.A. (“SGHP”), a wholly-owned subsidiary of Société Générale, S.A., entered into a definitive agreement to sell its stake in TCW to investment funds affiliated with The Carlyle Group L.P. (“Carlyle”) and the management of TCW (“TCW Transaction”). Carlyle will be making its investment in TCW Group primarily through two of its investment funds, Carlyle Partners V, L.P., a Delaware limited partnership (“CPV”), and Carlyle Global Financial Services Partners, L.P., a Cayman Islands limited partnership (“CGFSP” and, together with CPV, the “Carlyle Funds”). CPV conducts leveraged buyout transactions in North America in targeted industries, and CGFSP invests in management buyouts, growth capital opportunities and strategic minority investments in financial services. The Carlyle Funds are privately offered pooled investment vehicles with their principal place of business at 1001 Pennsylvania Avenue, NW, Suite 220 South, Washington, DC 20004. The general partners of each of the Carlyle Funds (TC Group V, L.P. and TCG Financial Services L.P., respectively), which are responsible for the day-to-day management and oversight of those funds, are affiliates of Carlyle.

Currently, SGHP owns 74.47% of the voting securities of TCW Group. As a result of the TCW Transaction, the ownership interest of TCW Group’s management in the voting securities of TCW Group will increase from approximately 17% to up to 40%, on a fully diluted basis, with the Carlyle Funds owning the balance of TCW’s voting securities. TCW Group’s management expects that, subject to the approval of the new Portfolio Management Agreements with TCW (“New TCW Agreements”), TCW will continue to serve as a sub-adviser to the Funds. The TCW Transaction is expected to close as soon as practicable following satisfaction or waiver of the conditions to closing of the TCW Transaction, which is estimated to be no later than the end of the first quarter of 2013.

Carlyle, a publicly traded Delaware limited partnership, is one of the world’s largest global alternative asset management firms that originates, structures and acts as lead equity investor in management-led buyouts, strategic minority equity investments, equity private placements, consolidations and buildups, growth capital financings, real estate opportunities, bank loans, high-yield debt, distressed assets, mezzanine debt and other investment opportunities. Carlyle provides investment management services to, and has transactions with, various private equity funds, real estate funds, collateralized loan obligations, hedge funds and other investment products sponsored by it for the investment of client assets in the normal course of business. As of June 30, 2012, Carlyle and its affiliates managed more than $156 billion in assets across 99 funds and 63 fund-of-funds vehicles.

Neither the Equity Fund nor the Growth Fund is a party to the change in control of TCW and its parent, The TCW Group, and the TCW Transaction will not result in any change in the structure or operation of the Funds. However, upon the closing of the TCW Transaction, the Portfolio Management Agreement among each Fund, AAI and TCW (“Current TCW Agreements”) will automatically terminate because the TCW Transaction will be deemed an “assignment” under the Investment Company Act of 1940, as amended (“Investment Company Act”).

On October 10, 2012, the Equity Fund’s Board of Trustees (“Trustees”) and the Growth Fund’s Board of Directors (“Directors”) (each, a “Board”) approved new Portfolio Management Agreements among each Fund, ALPS Advisors, Inc. (“AAI”) and TCW that would become effective upon the closing of the TCW Transaction, subject to Shareholder approval (“New TCW Agreement”). It is expected that TCW’s portfolio managers and employees who provide services to the Funds would provide uninterrupted management following the closing of the TCW Transaction. Under the New TCW Agreement, TCW will provide the same services to each Fund on substantially the same terms as TCW has provided services under the Current TCW Agreements. The TCW Transaction will not result in any change in the management fees paid by the Funds to AAI, and the fees paid to TCW by AAI will remain unchanged. The TCW Transaction will not result in any changes to the organization or structure of the Funds and each Fund’s investment objectives and principal investment strategies will remain unchanged. Your approval of the New TCW Agreements is being sought to ensure that TCW can continue to provide the Equity Fund and the Growth Fund with the same services that are currently provided.

PROPOSAL 2:	APPROVAL OF A NEW PORTFOLIO MANAGEMENT AGREEMENT WITH CORNERSTONE

Cornerstone Capital Management, Inc. currently serves as a sub-adviser to the Equity Fund. On September 25, 2012, Cornerstone Capital Management, Inc. (“Cornerstone Inc.”) entered into a definitive agreement (the “Agreement) with New York Life Investment Management, LLC (“New York Life Investments”), through its subsidiary Madison Square Investors, LLC (“MSI”), and Cornerstone Capital Management LLC (“Cornerstone LLC”), a newly formed limited liability company through the Agreement to acquire a minority stake in Cornerstone Capital Management, Inc. (“Cornerstone Transaction”). Under the terms of the agreement and subject to shareholder approval of the Reorganization, (1) New York Life Investments, though MSI, will increase its ownership of Cornerstone to a majority interest over seven years, and (2) Cornerstone Inc. will merge into Cornerstone LLC as its successor entity and become a wholly-owned subsidiary and affiliate of New York Life.

Currently, Cornerstone Inc. is independently owned. However, subject to the terms and conditions of the Agreement, Cornerstone LLC would acquire all of the assets and liabilities of Cornerstone Inc. before the Reorganization, and MSI would acquire ownership of approximately 31.55% of the equity interests and 50.20% of the voting rights of Cornerstone LLC. On later dates, and subject to the terms and conditions of the Agreement, MSI shall purchase additional equity interests and voting rights of Cornerstone LLC over a span of seven years to a majority stake. The current personnel of Cornerstone Inc. will remain intact. The Cornerstone Transaction is expected to close as soon as practicable following satisfaction or waiver of the conditions to closing of the Cornerstone Transaction, which is estimated to be no later than the end of January 2013.

New York Life Investments, a Delaware limited liability company, is a wholly-owned subsidiary of New York Life Insurance Company with its principal place of business at 51 Madison Ave., New York, NY 10010. New York Life Investments is a registered investment adviser with the SEC and has provided investment management services since 2000. Through its multiple-boutique investment structure, New York Life Investments is a leading provider of retirement plans for corporations, multi-employer trusts and individuals. As of August 31, 2012, New York Life and its affiliates had approximately $349 billion in assets under management.

MSI, a Delaware limited liability company, is a wholly-owned subsidiary of New York Life with its principal place of business at 1180 Avenues of the Americas, New York, NY 10036-8401. MSI is a registered investment adviser with the SEC. MSI provides investment management services to individual, corporate, public, endowment and foundation, and Taft-Hartley clients. As of June 30, 2012, MSI had approximately $10 billion in assets under management.

The Equity Fund is not a party to the Cornerstone Transaction and the Cornerstone Transaction will not result in any change in the structure or operation of the Equity Fund. However, upon the closing of the Cornerstone Transaction, the Portfolio Management Agreement among the Equity Fund, AAI and Cornerstone Inc. (“Current Cornerstone Agreement”) will automatically terminate because the Cornerstone Transaction will be deemed an assignment under the Investment Company Act.

On October 10, 2012, the Board of the Equity Fund approved a new Portfolio Management Agreement among the Fund, AAI and Cornerstone LLC that would become effective upon the closing of the Cornerstone Transaction, subject to Shareholder approval (“New Cornerstone Agreement”). It is expected that Cornerstone Inc.’s portfolio managers and employees who provide services to the Equity Fund would provide uninterrupted management following the closing of the Cornerstone Transaction. Under the New Cornerstone Agreement, Cornerstone LLC will provide the same services to the Equity Fund on substantially the same terms as Cornerstone Inc. has provided services under the Current Cornerstone Agreement. The Cornerstone Transaction will not result in any change in the management fees paid by the Funds to AAI, and the fees paid to Cornerstone LLC by AAI will remain unchanged. The Cornerstone Transaction will not result in any changes to the organization or structure of the Equity Fund, and the Equity Fund’s investment objectives and principal investment strategies will remain unchanged. Your approval of the New Cornerstone Agreement is being sought to ensure that Cornerstone LLC can continue to provide the Equity Fund with the same services that are currently provided.

PROPOSAL 3: APPROVAL OF MANAGER-OF-MANAGERS STRUCTURE

Shareholders also are being asked to approve a manager-of-managers structure for the Equity Fund and the Growth Fund. The Funds have filed an application with the Securities and Exchange Commission (the “SEC”) requesting an order (the “Order”) that would generally permit the Funds’ investment adviser, AAI, subject to approval of the Equity Fund’s Trustees and the Growth Fund’s Directors, to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining Shareholder approval. However, for a Fund to rely on the Order and therefore operate under a manager-of-managers structure, use of the structure is required to be approved by the Fund’s Shareholders. Although implementation will require relief from the SEC, this Proposal seeks your approval to allow the Equity Fund and the Growth Fund to operate using a manager-of-managers structure once the relief has been obtained.

PROCEDURAL INFORMATION RELATED TO THIS PROXY SOLICITATION

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about [October     , 2012] of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by AST Fund Solutions LLC (“AST”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Boards have set the close of business on October 10, 2012 as the record date (“Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Funds understand that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract or certain other types of proposals. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1 regarding the New TCW Agreements, Proposal 2 regarding the New Cornerstone Agreement or Proposal 3 regarding the “manager-of-managers” proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present; however, for purposes of Proposals 1, 2 and 3, abstentions and broker non-votes will have the effect of a vote against the proposal. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the Chairman of the meeting or, in the case of the Equity Fund, persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of each Fund must separately approve Proposal 1 and Proposal 3 for such Fund. Shareholders of the Equity Fund must separately approve Proposal 2 for the Equity Fund. Approval of each of Proposals 1, 2 and 3 by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of that Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If the Shareholders of a Fund approve Proposal 1 for such Fund, its effectiveness is conditioned upon the closing of the TCW Transaction. If the Shareholders of the Equity Fund approve Proposal 2 for such Fund, its effectiveness is conditioned upon the closing of the Cornerstone Transaction. If Shareholders of a Fund approve Proposal 3 for such Fund, its effectiveness is conditioned upon the approval of amendment to an exemptive order by the SEC.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

PROPOSAL 1

APPROVAL OF NEW

PORTFOLIO MANAGEMENT AGREEMENTS WITH

TCW INVESTMENT MANAGEMENT COMPANY

(This proposal applies to Shareholders of each Fund, voting separately.)

Shareholders of each Fund are being asked to approve the New TCW Agreements (Exhibit A) among the relevant Fund, AAI and TCW. As described above, each Current TCW Agreement will automatically terminate upon the closing of the TCW Transaction. Therefore, approval of the New Portfolio Management Agreements is sought so that the operation and management of each Fund can continue without interruption. If the Transaction is not completed for any reason, the Current TCW Agreements will continue in effect.

Board Approval and Recommendation

On October 10, 2012, the Trustees/Directors of each Fund, including a majority of the Trustees/Directors who are not “interested persons” of a Fund within the meaning of Section 2(a)(19) of the Investment Company Act (“Independent Trustees/Directors”), unanimously approved the New TCW Agreement for the Fund and unanimously recommended that Shareholders approve the New TCW Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Boards.”

The Multi-Manager Methodology

Each Fund allocates its portfolio assets among a number of independent investment management firms (the Portfolio Managers) recommended by AAI and approved by the Board, currently five for the Equity Fund and two (with three portions and investment styles) for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances each Fund’s portfolio assets among the Portfolio Managers. The Funds’ multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Funds’ multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for each Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. AAI continuously analyzes and evaluates the investment performance and portfolios of the Funds’ Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds’ Portfolio Managers. Portfolio Manager changes, as well as rebalancings of a Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

In accordance with the terms of an exemptive order issued to each Fund and AAI by the SEC, the Shareholders of each Fund have previously approved each of the Current TCW Agreements. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.

Description of the Current and New TCW Agreements

The form of the New TCW Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. The Current TCW Agreement for each Fund is dated November 1, 2011. The Current TCW Agreements were approved by the Trustees/Directors on July 28, 2011 and were last submitted for Shareholder approval on September 30, 2011. At that time, Shareholders of each Fund were asked to approve the Current TCW Agreements in connection with the sale of AAI’s parent company to DST Systems, Inc.

The terms of each New TCW Agreement are the same as those of the respective Current TCW Agreements (except for the effective dates and length of the initial term of each Agreement). The Funds do not pay any fees under the Current TCW Agreements and will not pay any fees under the New TCW Agreements. All payments to TCW under the Current TCW Agreements are made by AAI and, if the New TCW Agreements are approved, will continue to be made by AAI. The annual fee rates to be paid by AAI under each New TCW Agreement are the same as the annual fee rates paid by AAI under the respective Current TCW Agreements. TCW has advised the Boards that it does not anticipate that the TCW Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of TCW to fulfill its obligations under the New TCW Agreements.

The following discussion of the New TCW Agreements describes both the Current TCW Agreement and the New TCW Agreement for each Fund. Each New TCW Agreement matches the form in Exhibit A, except for items specific to a Fund, such as the Fund’s name and fee rate. The next several paragraphs briefly summarize some important provisions of the Current and New TCW Agreements.

Services Provided by TCW

The New TCW Agreements for each Fund essentially provide that TCW, under the Board’s and AAI’s supervision, and subject to the Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to TCW; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by TCW); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by TCW); and (4) report results to the Board of the Fund.

Term of the New TCW Agreements

Each New TCW Agreement provides that it will continue in effect for an initial period beginning on the date that the TCW Transaction closes and ending on the first anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the respective Fund’s Board, including a majority of the Fund’s Independent Trustees/Directors; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New TCW Agreements

Each New TCW Agreement may be terminated without penalty (i) by vote of the respective Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to TCW, (ii) by AAI upon thirty days’ written notice to TCW, or (iii) by TCW upon ninety days’ written notice to AAI and the Fund, and the New TCW Agreements terminate automatically in the event of their “assignment,” as described above, or upon termination of the New TCW Agreement.

Liability of TCW

Each New TCW Agreement provides that TCW will not be liable to AAI, the relevant Fund or its Shareholders, except for liability arising from TCW’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to TCW in its actions under the New TCW Agreement or breach of its duty or obligations under the New TCW Agreement.

Differences between the Current and New TCW Agreements

The New TCW Agreement for each Fund is the same as the Current TCW Agreement, except for the effective date of the New TCW Agreement. Additionally, the initial term of each TCW Agreement is one year, rather than two years as permitted by the Investment Company Act.

General Information Regarding TCW Investment Management Company

TCW Investment Management Company (“TCW”), located at 865 South Figueroa Street, Los Angeles, CA 90017, was established in 1971. TCW Group’s direct and indirect subsidiaries, including TCW (a wholly-owned subsidiary of TCW Group), provide a variety of trust, investment management and investment advisory services. As of June 30, 2012, TCW and its affiliates had approximately $127 billion in assets under management.

The following are the principal executive officers, certain other officers and directors of TCW:

Principal Executive Officers and Directors

Name and Address (1)	Position with TCW	Principal Occupation
Marc I. Stern	Director, Chairman and Chief Executive Officer	Same
Michael E. Cahill	Director, Executive Vice President, Secretary and General Counsel	Same
David S. DeVito, CPA	Director, Executive Vice President and Chief Administrative Officer	Same
Charles W. Baldiswieler	Group Managing Director	Same
Peter A. Brown	Managing Director	Same
Hilary G. D. Lord	Managing Director and Chief Compliance Officer	Same
Joseph M. Burschinger	Executive Vice President, Chief Risk Officer	Same
Stanislas L. Debreu	Executive Vice President	Same
Mark W. Gibello	Executive Vice President	Same
George N. Winn	Senior Vice President of the Adviser	Same

(1) 865 South Figueroa Street, Los Angeles, CA 90017.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of TCW:

Name and Address	Position with TCW	Ownership Percentage
%

Other Funds Managed

In addition to the management services provided by TCW to the Equity Fund and the Growth Fund, TCW also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to TCW by those funds having investment objectives similar to those of the Equity Fund and the Growth Fund is set forth below:

Name of Fund	Total Net Assets at September 30, 2012 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
TCW Select Equities Fund		$0.75%	None
Advisers Series Trust - Active Passive Large Cap Growth Fund		$0.38% on allocated assets	None
TCW Growth Equities Fund		$1.00%	Yes
Northern Funds Mid Cap Fund		$0.50% on first $50 million of allocated assets 0.45% on next $150 million of allocated assets 0.40% thereafter	None

Advisory Fees

The Advisory Fees paid to TCW by AAI for services to the Equity Fund and the Growth Fund during the fiscal year ended December 31, 2011 were $764,593 and $361,070, respectively.

Required Vote

Approval of each New TCW Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund. The vote of a “majority of the outstanding voting securities” is defined in the Investment Company Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

PROPOSAL 2

APPROVAL OF NEW

PORTFOLIO MANAGEMENT AGREEMENT

WITH CORNERSTONE CAPITAL MANAGEMENT LLC

(This proposal applies only to Shareholders of the Equity Fund.)

Shareholders of the Equity Fund are being asked to approve the New Cornerstone Agreement (Exhibit A) among the Equity Fund, AAI and Cornerstone Capital Management LLC (“Cornerstone” or “Portfolio Manager”). As described above, the Current Cornerstone Agreement will automatically terminate upon the closing of the Cornerstone Transaction. Therefore, approval of the New Portfolio Management Agreement is sought so that the operation and management of the Equity Fund can continue without interruption. If the Transaction is not completed for any reason, the Current Cornerstone Agreement will continue in effect.

Board Approval and Recommendation

On October 10, 2012, the Equity Fund’s Board, including a majority of the Independent Trustees, unanimously approved the New Cornerstone Agreement for the Fund and unanimously recommended that Shareholders approve the New Cornerstone Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Boards.”

The Multi-Manager Methodology

The Equity Fund allocates its portfolio assets among a number of independent investment management firms (the Portfolio Managers) recommended by AAI and approved by the Board, currently five for the Equity Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Equity Fund’s portfolio assets among the Portfolio Managers. The Equity Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Equity Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Equity Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. AAI continuously analyzes and evaluates the investment performance and portfolios of the Equity Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a

Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Equity Fund’s Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Equity Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

In accordance with the terms of an exemptive order issued to the Equity Fund and AAI by the SEC, the Shareholders of the Equity Fund have previously approved the Current Cornerstone Agreement. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.

Description of the Current and New Cornerstone Agreement

The form of the New Cornerstone Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. The Current Cornerstone Agreement for the Equity Fund is dated November 1, 2011. The Current Cornerstone Agreement was approved by the Trustees on July 28, 2011 and was last submitted for Shareholder approval on September 30, 2011. At that time, Shareholders of the Equity Fund were asked to approve the Current Cornerstone Agreement in connection with the sale of AAI’s parent company to DST Systems, Inc.

The terms of the New Cornerstone Agreement are the same as the Current Cornerstone Agreement (except for the effective date and length of the initial term of the Agreement). The Equity Fund does not pay any fees under the Current Cornerstone Agreement and will not pay any fees under the New Cornerstone Agreement. All payments to Cornerstone Inc. under the Current Cornerstone Agreement are made by AAI and, if the New Cornerstone Agreement is approved, will continue to be made by AAI. The annual fee rates to be paid by AAI under the New Cornerstone Agreement are the same as the annual fee rates paid by AAI under the Current Cornerstone Agreement. Cornerstone has advised the Boards that it does not anticipate that the Cornerstone Transaction will result in any reduction in the quality of services now provided to the Equity Fund or have any adverse effect on the ability of Cornerstone to fulfill its obligations under the New Cornerstone Agreement.

The following discussion of the New Cornerstone Agreement describes both the Current Cornerstone Agreement and the New Cornerstone Agreement for the Equity Fund. The New Cornerstone Agreement matches the form in Exhibit A, except the information specific to a Fund, such as the Fund’s name and fee rate. The next several paragraphs briefly summarize some important provisions of the Current and New Cornerstone Agreements.

Services Provided by Cornerstone

The New Cornerstone Agreement for the Equity Fund essentially provides that Cornerstone, under the Board’s and AAI’s supervision, and subject to the Equity Fund’s registration statement, will: (1) formulate and implement an investment program for the Equity Fund’s assets assigned to Cornerstone; (2) decide what securities to buy and sell for the Equity Fund’s portfolio (or the portion of the Equity Fund’s portfolio managed by Cornerstone); (3) select brokers and dealers to carry out portfolio transactions for the Equity Fund (or the portion of the Equity Fund’s portfolio managed by Cornerstone); and (4) report results to the Board of the Equity Fund.

Term of the New Cornerstone Agreement

The New Cornerstone Agreement provides that it will continue in effect for an initial period beginning on the date that the Cornerstone Transaction closes and ending on the first anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Equity Fund’s Board, including a majority of the Fund’s Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New Cornerstone Agreement

The New Cornerstone Agreement may be terminated without penalty (i) by vote of the Equity Fund’s Board or by vote of a majority of the outstanding voting securities of the Equity Fund, on thirty days’ written notice to Cornerstone, (ii) by AAI upon thirty days’ written notice to Cornerstone, or (iii) by Cornerstone upon ninety days’ written notice to AAI and the Equity Fund, and the New Cornerstone Agreement terminates automatically in the event of its “assignment,” as described above, or upon termination of the New Cornerstone Agreement.

Liability of Cornerstone

The New Cornerstone Agreement provides that Cornerstone will not be liable to AAI, the Equity Fund or its Shareholders, except for liability arising from Cornerstone’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to Cornerstone in its actions under the New Cornerstone Agreement or breach of its duty or obligations under the New Cornerstone Agreement.

Differences between the Current and New Cornerstone Agreements

The New Cornerstone Agreement for the Equity Fund is the same as the Current Cornerstone Agreement, except for the effective date of the New Cornerstone Agreement as discussed above. Additionally, the initial term of the Cornerstone Agreement is one year, rather than two years as permitted by the Investment Company Act.

General Information Regarding Cornerstone Capital Management, Inc.

Cornerstone Capital Management, Inc. (“Cornerstone”), located at 3600 Minnesota Dr., Edina, MN 55435, is an independently owned firm founded in 1993 by Andrew S. Wyatt. Mr. Wyatt is Chief Executive Officer. As of August 31, 2012, Cornerstone had approximately $2.5 billion in assets under management.

The following are the principal executive officers, certain other officers and directors of Cornerstone:

Principal Executive Officers and Directors

Name and Address (1)	Position with Cornerstone	Principal Occupation
Andrew S. Wyatt	Chief Executive Officer, Director	Corporate Management
Thomas G. Kamp	Chief Investment Officer, President	Portfolio Management
Loren R. Kix	Director of Finance & Operations, Chief Compliance Officer	Corporate Management

(1) 3600 Minnesota Dr., Edina, MN 55435.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Cornerstone:

Name and Address	Position with Cornerstone	Ownership Percentage
%

Other Funds Managed

In addition to the management services provided by Cornerstone to the Equity Fund, Cornerstone also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Cornerstone by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at September 30, 2012 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Keystone Large Cap Growth Fund	$	[0.70%]	[Yes]
Wilshire Large Company Growth Portfolio	$	[0.35%]	[No]

Advisory Fees

The Advisory Fees paid to Cornerstone by AAI for services to the Equity Fund during the fiscal year ended December 31, 2011 were $759,083.

Required Vote

Approval of the New Cornerstone Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Equity Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

THE BOARD RECOMMENDS THAT EQUITY FUND SHAREHOLDERS VOTE FOR PROPOSAL 2.

EVALUATION BY THE BOARDS

The Trustees/Directors met in person on October 10, 2012 (“October Meeting”) to discuss the TCW and Cornerstone Transactions and the potential effect that the TCW and Cornerstone Transactions could have on the Funds. At the October Meeting, the Boards, including a majority of the Independent Trustees/Directors, were advised by independent legal counsel.

At the October Meeting, each Board considered whether to approve the New TCW Agreements and the Equity Fund’s Board considered whether to approve the New Cornerstone Agreement. At that time, the Boards reviewed information furnished by TCW, Cornerstone and AAI regarding the terms of the TCW Transaction and the Cornerstone Transaction and the possible effects on the Funds and their Shareholders. The Boards also met with representatives of AAI. During the meeting, these individuals indicated their belief that the TCW and Cornerstone Transactions would not adversely affect the continued operation of either Fund.

In connection with their approval of the New TCW Agreement and the New Cornerstone Agreement, the Independent Trustees/Directors received advice from their legal counsel detailing each Board’s responsibilities pertaining to such approvals. The Boards reviewed the materials requested by counsel and furnished by TCW, Cornerstone and AAI discussed below, including information relating to the TCW and Cornerstone Transactions and reports relating to each Fund’s performance, and other relevant data. Each Board considered, among other matters:

(1)	That the terms of the New TCW and Cornerstone Agreements and the Current TCW and Cornerstone Agreements are the same (except for the effective dates and length of the initial term of each Agreement);

(2)

That the level of service and the manner in which Fund’s assets are managed are not expected to change as a result of the TCW Transaction or the Cornerstone Transaction, and that the same individuals at TCW and Cornerstone who currently manage a Fund’s assets are expected to continue to do so after the closing of the TCW and Cornerstone Transactions;

(3)	That neither Fund’s expense ratio is expected to increase as a result of the TCW Transaction or the Cornerstone Transaction or approval of the New TCW or Cornerstone Agreements;

(4)	That the Carlyle Group does not contemplate modifying TCW’s existing sub-advisory or service provider relationships;

(5)	That NY Life does not contemplate modifying Cornerstone’s existing sub-advisory or service provider relationships;

(6)	That the TCW and Cornerstone Transactions are expected to have minimal impact on TCW’s and Cornerstone’s day-to-day operations, respectively;

(7)	That the TCW Transaction and the Cornerstone Transaction are not expected to result in any change in the structure or operation of the Equity Fund’s or the Growth Fund;

(8)	That the TCW Transaction and the Cornerstone Transaction are not expected to result in any change in the composition of the Equity Fund or Growth Fund’s Board;

(9)	The history, reputation, qualification and background of TCW and the Carlyle Group, the qualifications of TCW’s personnel and TCW and the Carlyle Group’s respective financial conditions;

(10)	The history, reputation, qualification and background of Cornerstone and NY Life, the qualifications of Cornerstone’s personnel and Cornerstone and NY Life’s respective financial conditions;

(11)	The capabilities, experience, corporate structure and capital resources of TCW and the Carlyle Group;

(12)	The capabilities, experience, corporate structure and capital resources of Cornerstone and NY Life;

(13)	The long-term business goals of the Carlyle Group with respect to TCW and the Funds and NY Life with respect to Cornerstone and the Equity Fund;

(14)	The Carlyle Group’s intent to retain key personnel currently employed by TCW who provide services to the Funds and to maintain the existing level and quality of services to the Funds;

(15)	NY Life’s intent to retain key personnel currently employed by Cornerstone who provide services to the Equity Fund and to maintain the existing level and quality of services to the Funds;

(16)

That Shareholders would not bear any costs in connection with the TCW Transaction or the Cornerstone Transaction, as TCW and Cornerstone, respectively, will bear the costs, fees and expenses incurred by a Fund in connection with the Proxy Statement, the fees and expenses of service providers and attorneys relating to the TCW and Cornerstone Transactions, and any other fees and expenses incurred by the Fund in connection with the TCW and Cornerstone Transactions; and

(17)

Information furnished to each Board by TCW and Cornerstone for the Board Meeting and information provided by AAI for the Board’s consideration at its July 28, 2011 meeting specifically in relation to the approval of the Current TCW and Cornerstone Agreements. In this regard, TCW and Cornerstone confirmed that there have been no material changes to the information provided to the Board in connection with the approval of the Current TCW and Cornerstone Agreements at the July 28, 2011 Board Meeting.

Information provided by TCW and Cornerstone for each Board’s consideration included responses by TCW and Cornerstone to questions relating to the terms of the Transaction, the effect of the TCW and Cornerstone Transactions on the Funds, and any significant changes (actual or anticipated) to the management of the Funds, TCW’s or Cornerstone’s management personnel, or the fee schedules under the Current TCW and Cornerstone Agreements.

Information furnished at Board meetings throughout the year included AAI’s analysis of TCW’s investment performance with respect to each Fund and Cornerstone’s investment performance with respect to the Equity Fund. For the Board Meeting, the Trustees/Directors requested and received reports that included, among other things, TCW’s investment performance with respect to the Funds and Cornerstone’s investment performance with respect to the Equity Fund over various time periods. AAI also provided, and the Boards considered, TCW’s and Cornerstone’s performance compared to relevant institutional peer groups selected by AAI for the period since the date each firm commenced managing assets for the relevant Fund. Additionally, TCW and Cornerstone furnished, and each Board considered, information concerning various aspects of each Fund’s operations, including: (1) the nature, quality and extent of services provided to the Fund by TCW and Cornerstone; (2) the performance of the portions of each Fund’s portfolio managed by TCW and Cornerstone; (3) the level of each Fund’s portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by TCW, Cornerstone and their respective affiliates from their relationships with the Funds; (5) the extent to which economies of scale would be realized as a Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (6) the “fall-out” benefits to TCW, Cornerstone and their respective affiliates (i.e., any direct or indirect benefits to be derived by TCW, Cornerstone and their respective affiliates from their relationships with the Fund); and (7) other general information about TCW, Cornerstone and the TCW and Cornerstone Transactions. In considering the New TCW Agreements and the New Cornerstone Agreement, the Boards did not identify any single factor or information as all-important or controlling and each Trustee/Director may have attributed different weight to each factor.

In considering the information and materials described above, the Independent Trustees/Directors received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of investment sub-advisory agreements. Although the New TCW and Cornerstone Agreements for the Funds were considered at the same joint Board meeting, each Board addressed its Fund separately.

Based on its evaluation of the TCW and Cornerstone Transactions and the information presented, each Board unanimously concluded that the terms of the New TCW and Cornerstone Agreements were reasonable and fair and that the approval of the New TCW and Cornerstone Agreements was in the best interests of each Fund and its Shareholders. Accordingly, each Board unanimously voted to approve the New TCW Agreements for the Funds and the New Cornerstone Agreement for the Equity Fund and recommended that Shareholders approve the New TCW and Cornerstone Agreement with respect to their respective Fund. Each Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New TCW Agreements for its Fund and the New Cornerstone Agreement for the Equity Fund. Although not meant to be all-inclusive, set forth below is a description of certain of the factors that were considered by each Board in deciding to approve the New TCW and Cornerstone Agreements.

Board Consideration of the New TCW and Cornerstone Agreements

Nature, Extent and Quality of the Services to be Provided

In examining the nature, extent and quality of the services to be provided by TCW and Cornerstone under the New TCW and Cornerstone Agreements, each Board considered that the terms of the New TCW and Cornerstone Agreements are the same as the terms of the Current

TCW and Cornerstone Agreements, except for the effective date and initial term of the Agreement. The Boards also considered that the TCW and Cornerstone Transactions are expected to have minimal impact on TCW’s and Cornerstone’s day-to-day operations and are not expected to result in any change in the portfolio managers or the structure or operations of the Funds. The Boards noted that the Carlyle Group currently intends to retain the key personnel employed by TCW who provide services to the Funds, and NY Life intends to retain the key personnel who provide services to the Equity Fund. As a result, the same people at TCW and Cornerstone who manage their firm’s respective portions of the Funds are expected to do so after the closing of the TCW and Cornerstone Transactions, respectively. The level of service and the manner in which each Fund’s assets are managed are expected to remain the same.

In evaluating the Carlyle Group and NY Life, the Boards considered the history and reputation of the Carlyle Group and NY Life, their corporate structures and capital resources, and long-term business goals with respect to TCW and Cornerstone. Each Board also gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by TCW and Cornerstone under the Current TCW and Cornerstone Agreements. The Trustees/Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by TCW and Cornerstone, in light of each Fund’s investment objective. In connection with its review, each Board considered its long association with AAI and AAI’s relationships with TCW and Cornerstone and their personnel and the Board’s familiarity with their culture to evaluate the services to be provided. In particular, the Boards considered AAI’s long-term history of care and conscientiousness in the management of the Funds and the oversight of TCW and Cornerstone.

Each Board also considered TCW’s and Cornerstone’s demonstrated consistency in investment approach. The Equity Fund’s Board considered TCW’s and Cornerstone’s management of the large cap growth portions of the Fund’s portfolio. In addition, the Growth Fund’s Board considered TCW’s management of the large-cap and mid-cap growth portions of the Fund’s portfolio. Each Board determined that the quality of the services provided by the senior advisory personnel employed by TCW and Cornerstone has been consistent with or superior to quality norms in the industry, and that TCW and Cornerstone would continue to have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively after the TCW and Cornerstone Transactions, respectively. In addition, the Boards noted that the TCW and Cornerstone Transactions had been structured to create strong incentives for the long-term stability of TCW’s and Cornerstone’s management and portfolio management professionals.

Accordingly, each Board concluded that the nature, extent and quality of the services to be provided by TCW and Cornerstone under the New TCW and Cornerstone Agreements were appropriate and consistent with the terms of the New TCW and Cornerstone Agreements and that the Fund was likely to continue to benefit from services provided under the TCW and Cornerstone Agreements.

Investment Performance

At the October Meeting, each Board reviewed the accounts managed by TCW and Cornerstone and the performance of the allocated portions of its Fund in the context of TCW’s and

Cornerstone’s different investment strategies and styles and the contribution of TCW and Cornerstone to a Fund’s overall strategy and performance.

The performance information previously provided demonstrated to each Board a generally consistent pattern of favorable long-term performance of those portions of the Equity Fund and the Growth Fund managed by TCW and the portion of the Equity Fund managed by Cornerstone, which supported approval of the New TCW and Cornerstone Agreements. The Board considered Cornerstone’s and TCW’s large cap investment performance relative to the Russell Large Cap Growth Index and a comparable institutional peer group with respect to the Equity Fund, and TCW’s large cap investment performance relative to the Russell Large Cap Growth Index and a comparable institutional peer group, and TCW’s mid-cap investment performance relative to the Russell Mid-Cap Growth Index and a comparable institutional peer group with respect to the Growth Fund. The Board concluded that Cornerstone’s large cap growth investment performance and TCW’s large cap and mid-cap growth investment performance has been reasonable.

Costs of the Services to be Provided to the Funds

Each Board noted that the management fees payable by AAI to the Portfolio Manager under the New Agreements are the same as the fee rates payable under the Existing Agreements. Each Board gave substantial consideration to its evaluation of the management fees payable by the Fund and the Fund’s total expense ratio at the Board Meeting. The Boards considered that the Funds’ expense ratios were not expected to increase as a result of the TCW and Cornerstone Transactions. In addition, the Boards noted that Shareholders would not bear any costs in connection with the TCW and Cornerstone Transactions, inasmuch as TCW and Cornerstone will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of service providers and attorneys relating to the TCW and Cornerstone Transactions, and any other fees and expenses incurred by the Funds in connection with the TCW and Cornerstone Transactions.

The Boards also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Boards considered that the Portfolio Managers were paid by AAI, not the Funds. The Boards also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Funds and to other accounts. The Boards concluded that the management fees payable by the Funds to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided.

Profitability and Costs of Services to TCW and Cornerstone

The Boards considered that AAI has advised the Boards that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the New TCW and Cornerstone Agreements because the willingness of TCW and Cornerstone to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by TCW and Cornerstone to other clients, and AAI believes that the fees agreed upon with TCW and Cornerstone are reasonable in light of the quality of investment advisory services rendered. The Boards accepted AAI’s explanations in light of the Boards’ past findings regarding the reasonableness of the aggregate management fees paid by the Funds and the fact that TCW’s and Cornerstone’s fees are paid by AAI and not the Funds.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale

With respect to economies of scale, the Boards considered whether the TCW and Cornerstone Transactions would provide certain benefits to the Funds. The Boards reviewed the fee breakpoint schedules under the New TCW and Cornerstone Agreements and concluded that the schedules reflect economies of scale with respect to the management of Fund assets by TCW and Cornerstone. With respect to the Equity Fund, the Equity Fund Board noted that the Fund has reached an asset size at which the Fund and its Shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees. With regard to the Growth Fund, the Growth Fund Board recognized that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of Shareholders. Based on the foregoing, among other things, each Board concluded that the breakpoint schedules would allow the Funds to realize economies of scale, which supports approval of the New TCW and Cornerstone Agreements.

Benefits to be Derived from the Relationship with the Funds

The Boards considered the “fall-out” or ancillary benefits that may accrue to TCW and Cornerstone as a result of their relationships with the Funds. In its consideration of the New TCW and Cornerstone Agreements, the Boards noted, among other things, that TCW and Cornerstone may derive ancillary benefits from the Funds’ operations. For example, TCW and Cornerstone, as a sub-adviser, may engage in soft dollar transactions. In the past, the Board has reviewed information regarding TCW’s and Cornerstone’s procedures for executing portfolio transactions for the allocated portion(s) of the Funds and TCW’s and Cornerstone’s soft dollar policies and procedures. In addition, the Boards considered that, after the TCW and Cornerstone Transactions, TCW and Cornerstone may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Boards determined that the foregoing ancillary benefits were consistent with the approval of the New TCW and Cornerstone Agreements.

Conclusions

Based on its evaluation, each Board unanimously concluded that the terms of the New TCW and Cornerstone Agreements are reasonable, fair and in the best interests of its Fund and the Fund’s Shareholders. The Boards believe that the New TCW and Cornerstone Agreements will enable the Funds to continue to enjoy the high-quality sub-advisory services they have received in the past from TCW and Cornerstone, at fee rates identical to the present rates, which the Boards deem appropriate, reasonable and in the best interests of the Funds and their Shareholders. Each Board unanimously voted to approve and to recommend to the Shareholders of its Fund that they approve the New TCW and Cornerstone Agreements.

PROPOSAL 3

TO APPROVE THE

MANAGER-OF-MANAGERS

STRUCTURE FOR THE FUNDS

(This proposal applies to Shareholders of each Fund, voting separately.)

Background and Reason for Vote

Under the Fund Management Agreement between AAI and each Fund, on behalf of the respective Fund, AAI is authorized, at its own expense, to enter into a sub-advisory agreement with a sub-adviser, to whom the investment adviser may delegate responsibility to manage the assets of the respective Fund. If the investment adviser delegates portfolio management duties to a sub-adviser, the Investment Company Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund Shareholders. Specifically, Section 15 of the Investment Company Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a registered fund, except pursuant to a written contract that has been approved by Shareholders.

The Funds and AAI have filed an application with the SEC requesting an order (the “Order”) to permit AAI, subject to approval of each Fund’s Board, to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining Shareholder approval. However, for a Fund to rely on the Order and therefore operate under a manager-of-managers structure, use of the structure is required to be approved by the Fund’s Shareholders. Accordingly, Shareholders of each Fund are being asked to approve a “manager-of-managers” structure for their Fund. If approved by Shareholders, the structure would not be implemented until relief permitting such a structure is provided by the SEC.

Because each Fund is soliciting Shareholders for approval of another proposal, the Board has determined to ask Shareholders to approve the manager-of-managers structure at this time. One typical condition of SEC relief for this structure is that Shareholders approve the structure before its implementation. Obtaining Shareholder approval for the structure at this time would alleviate the cost and expense of seeking Shareholder approval for the structure at a future date, when the Funds may not otherwise be soliciting Shareholder approval on other matters.

Description of the Manager-of-Managers Structure

A manager-of-managers structure would generally permit AAI, subject to each Board’s approval, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by AAI without also needing to obtain further Shareholder approval. Normally, the retention of a new sub-adviser or the material amendment of an existing sub-advisory agreement would require Shareholder approval. That approval would not be necessary under a manager-of-managers structure.

If Shareholders of a Fund approve this Proposal 3, and the Funds obtain the necessary exemptive relief from the SEC or the SEC adopts an applicable rule, it is anticipated that AAI would be authorized, for such Fund, to (1) engage new or additional sub-advisers; (2) enter into and modify existing investment sub-advisory agreements; (3) terminate and replace sub-advisers; and (4) replace or reinstate sub-advisers with respect to which an investment sub-advisory agreement has automatically terminated as a result of a change of control, in each case without obtaining further approval of the Fund’s Shareholders, provided that certain conditions are met, which may include that (a) the sub-adviser is not an “affiliated person” of AAI or the Fund, other than by reason of serving as a sub-adviser to a Fund, and (b) the Board has approved the new or amended sub-advisory agreement.

Although Shareholder approval would no longer be required for the changes described in the prior paragraph, the Board of each Fund (including a majority of the Independent Trustees/Directors) would continue to evaluate sub-advisers and would be required to approve the retention of new sub-advisers and material changes to existing sub-advisory agreements. AAI and the Board would be responsible for overseeing sub-advisers and monitoring their performance, as well as determining if (or when) changes to a Fund’s sub-advisory arrangements should be made. Further, under the Investment Company Act, the Board, including a majority of the Independent Trustees/Directors, must review and consider sub-advisory agreements for renewal annually, after the expiration of the initial term. Prior to entering into, renewing or amending a sub-advisory agreement, AAI would have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those sub-advisory arrangements.

The Board of each Fund believes that it will be in the best interests of each Fund to provide AAI and the Board with increased flexibility to recommend and change sub-advisers without incurring the significant delay and expense associated with obtaining prior Shareholder approval for such changes. In addition, the Board recognizes that the structure would remain subject to Board oversight and conditions imposed by the SEC, including that any sub-advisory agreement or material change to such agreement would still require approval by the Board (including a majority of the Independent Trustees/Directors).

In the absence of a manager-of-managers structure, a Fund would be required to call and hold a Shareholder meeting before it appointed a sub-adviser or materially amended a sub-advisory agreement. Additionally, a Fund would be required to seek Shareholder approval of a new sub-advisory agreement if a sub-adviser were to undergo a change of control, even if there were no change in the persons responsible for managing the Fund. Each time a Shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from Shareholders, which is time-consuming and costly. It is thus anticipated that a manager-of-managers structure would permit the Funds to operate more efficiently and cost-effectively. Shareholders should be aware, however, that under a manager-of-managers structure, they would not have the ability to exert control over whether their Fund entered into new sub-advisory agreements with unaffiliated sub-advisers or whether terms to sub-advisory agreements were changed, because they would not be entitled to vote “for” or “against” such matters before they became effective.

Importantly, this proposal does not affect the amount of investment advisory fee paid by a Fund. AAI pays sub-advisers out of the investment advisory fee it receives from a Fund, and this proposal, and the retention of sub-advisers or renegotiation of sub-advisory agreements, would not impact a Fund’s investment advisory fee. The Board would review and approve the fees paid by AAI to sub-advisers in connection with its consideration of new sub-advisory agreements and renewals of sub-advisory agreements. Shareholder approval would continue to be required before the investment advisory fee paid by a Fund to AAI can increase.

As noted above, before a Fund could implement a manager-of-managers structure, the SEC must provide relief from certain provisions of the Investment Company Act, either by rule or exemptive order. Any such relief would typically require the satisfaction of a number of conditions. The precise substance of these conditions is not known at this time.

If this Proposal 3 is not approved by the Shareholders of any Fund, Shareholder approval will be required for AAI to enter into new or to materially amend sub-advisory agreements with respect to that Fund.

Board Approval of Manager-of-Managers Arrangement

At a meeting held on June 20, 2012, the Board, including the Independent Trustees/Directors, approved the use of the manager-of-managers arrangement, authorized the Funds to seek exemptive relief from the SEC, and recommended that the manager-of-managers arrangement be submitted to Shareholders for their approval.

Reasons for approving the arrangement generally include the following:

1.

A manager-of-managers arrangement will enable the Board to act more quickly, with less expense to the Funds, in appointing new sub-advisers when the Board and the investment adviser believe that such appointment would be in the best interests of a Fund and its Shareholders; and

2.

AAI would continue to be directly responsible for supervising the activities and performance of the sub-adviser, for taking reasonable steps to assure that the sub-adviser complies with a Fund’s investment policies and procedures and with applicable legal requirements, and for reporting to the Trustees/Directors regarding these matters.

3.	No sub-adviser could be appointed, removed or replaced without the Board’s consideration and approval.

Shareholder Approval and Required Vote

To become effective for a Fund, the manager-of-managers structure must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, there were             outstanding shares of beneficial interest of Equity Fund and             outstanding shares of common stock of Growth Fund. As of the Record Date, the following persons were known to be beneficial owners of more than 5% of the outstanding securities of Growth Fund and Equity Fund:

Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
		%	[Beneficial/Record]

Growth Fund opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the Investment Company Act. The Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

The following table shows the dollar range and the number of shares of equity securities beneficially owned by each Trustee/Director and named executive officer as of December 31, 2011 of Growth Fund and of Equity Fund.

Independent Directors/Trustees	Dollar Range of Equity Securities in the Growth Fund	Number of Shares of Growth Fund	Dollar Range of Equity Securities in the Equity Fund	Number of Shares of Equity Fund	Aggregate Dollar Range of Equity Securities Owned in Family of Investment Companies*
John A. Benning	$10,001 – 50,000	4,422	Over $100,000	46,540	Over $100,000
Thomas W. Brock	Over $100,000	27,819	Over $100,000	19,268	Over $100,000
George R. Gaspari	None	None	None	None	None
Richard W. Lowry	$1 – 10,000	1,263	Over $100,000	207,726	Over $100,000
John J. Neuhauser	$1 – 10,000	294	$1 – 10,000	156	Over $100,000
Richard C. Rantzow	$1 – 10,000	2,249	$10,001 – 50,000	2,956	$10,001 – 50,000

Interested Director/Trustee
Edmund J. Burke	None	None	None	None	None

Named Executive Officers
William R. Parmentier, Jr., President	Over $100,000	40,459	Over $100,000	44,588	Over $100,000
Jeremy O. May, Treasurer	None	None	None	None	None

* The Family of Investment Companies consists of two funds, the Equity Fund and the Growth Fund.

The Trustees/Directors and named executive officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of December 31, 2011.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2011, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser, sub-adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Richard Lowry and Mr. John Benning (Trustee/Director of the Funds) have had a material interest in a trust (approximately $4.5 million and $1.6 million, respectively, as of December 31, 2011), which owns units of a limited partnership whose investments are managed by Weatherbie, a Portfolio Manager of Growth Fund, and whose general partner is Weatherbie Limited Partnership. During the past five calendar years, Messrs. Lowry and Benning have had an interest in Cheetah Investment Partnership, LP (approximately $0 as of December 31, 2011, and $387,918 as of December 31, 2011, respectively) which is managed by Arnold Schneider, President and Chief Investment Officer of Schneider Capital Management Corp., a Portfolio Manager of the Equity Fund.

Payment of Solicitation Expenses

TCW will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations, as it applies to Proposal 1. Cornerstone will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations, as it applies to Proposal 2. The Funds will bear the costs associated with Proposal 3.

AST Fund Solutions LLC (“AST”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $[            ] plus expenses in connection with the solicitation of proxies. If you do not vote your shares, you may be called by AST, our proxy solicitor to vote your shares. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication.

Other Business

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Management

AAI, 1290 Broadway, Suite 1100, Denver, CO 80203, is each Fund’s investment adviser. Pursuant to its Fund Management Agreements with each Fund, AAI implements and operates each Fund’s multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the Fund’s investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and currently two for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc. (AFS), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of each Fund’s current Portfolio Managers are as follows:

Equity Fund

Cornerstone Capital Management, Inc.

3600 Minnesota Dr.

Edina, MN 55435

Matrix Asset Advisors, Inc.

747 Third Avenue

New York, NY 10017

Pzena Investment Management, LLC

120 West 45th Street

New York, NY 10036

Schneider Capital Management Corporation

Growth Fund M.A. Weatherbie & Co., Inc. 265 Franklin Street Boston, MA 02110 TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

460 East Swedesford Road Wayne, PA 19087 TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

Portfolio Transactions and Brokerage

Each Fund’s Portfolio Managers have discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. As with the Existing Portfolio Management Agreements, the New Portfolio Management Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause a Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Manager must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to it, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under the New Portfolio Management Agreements, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which may be used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of a Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. For the fiscal year ended December 31, 2011, the Fund did not pay commissions to any affiliated broker.

On February 15, 2000, the SEC issued each Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager, and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. The Funds currently rely on Rule 17a-10 under the Investment Company Act rather than this exemptive relief. For the fiscal year ended December 31, 2011, the Funds did not engage in any principal transactions with any affiliated broker.

Submission of Certain Shareholder Proposals

Under the SEC’s proxy rules, and subject to changes by the Board, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2013 Annual Meeting must be received by the Equity Fund on or before January 17, 2013 or by the Growth Fund on or before March 18, 2013. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Equity Fund Shareholders who wish to make a proposal that would be included in the Equity Fund’s proxy materials or to nominate a person or persons as Trustee at the Equity Fund’s 2013 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Equity Fund no earlier than December 18, 2012 and no later than January 17, 2013. If the date of the Equity Fund’s 2013 Annual Meeting is held before January 17, 2013 or after June 14, 2013, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made.

Growth Fund Shareholders who wish to make a proposal that would be included in the Growth Fund’s proxy materials or to nominate a person or persons as Director at the Growth Fund’s 2013 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Growth Fund no earlier than February 16, 2013 and no later than March 18, 2013. If the date of the Growth Fund’s 2013 Annual Meeting is held before June 30, 2013 or after July 30, 2013, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made.

Any such proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in each Fund’s Restated By-laws. The chairman of the annual meeting may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The persons named as proxies for the Special Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC’s proxy rules.

Shareholder Reports

Each Fund has previously sent its most recent Annual Report dated December 31, 2011 to its Shareholders. You may obtain a copy of either report, free of charge, by writing to the Funds c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

TCW INVESTMENT MANAGEMENT COMPANY

            , 201x

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Growth Fund, Inc. (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

    ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs TCW Investment Management Company (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)

keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)

in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)

cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

    C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

    6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contact, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

    15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for one year from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

    16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

    19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

    20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: General Counsel

Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

TCW Investment Management Company

865 S. Figueroa St.

Los Angeles, CA 90017

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR GROWTH FUND, INC.

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR GROWTH FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

TCW INVESTMENT MANAGEMENT COMPANY

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Growth Fund, Inc. trade reporting requirements:

1.	Name of Fund & Portfolio Manager

2.	Trade date

3.	Settlement date

4.	Purchase or sale

5.	Security name/description

6.	Cusip / sedol / or other numeric identifier

7.	Purchase/sale price per share or unit

8.	Interest purchased/sold (if applicable)

9.	Aggregate commission amount

10.	Indication as to whether or not commission amounts are ALPS Directed.

11.	Executing broker and clearing bank (if applicable)

12.	Total net amount of the transaction

13.	Sale lot disposition method, if different from the established policy of Lowest Cost.

14.

Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.

Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.

In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Growth Fund, Inc.

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7S2

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7S2

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7S2

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Growth Fund, Inc.

Fund Number: C7S2

DDA # 40601767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;
(b)	The Fund Manager;
(c)	The Portfolio Manager; and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]

Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR GROWTH FUND, INC.

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

TCW INVESTMENT MANAGEMENT COMPANY

            , 201X

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

    ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs TCW Investment Management Company (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)

keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)

in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)

cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

    6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contact, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees

personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

G. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

    15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for one year from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

    16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

    19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

    20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: General Counsel

Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

TCW Investment Management Company

865 S. Figueroa St.

Los Angeles, CA 90017

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

TCW INVESTMENT MANAGEMENT COMPANY

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

TCW INVESTMENT MANAGEMENT COMPANY

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Equity Fund trade reporting requirements:

15.	Name of Fund & Portfolio Manager

16.	Trade date

17.	Settlement date

18.	Purchase or sale

19.	Security name/description

20.	Cusip / sedol / or other numeric identifier

21.	Purchase/sale price per share or unit

22.	Interest purchased/sold (if applicable)

23.	Aggregate commission amount

24.	Indication as to whether or not commission amounts are ALPS Directed.

25.	Executing broker and clearing bank (if applicable)

26.	Total net amount of the transaction

27.	Sale lot disposition method, if different from the established policy of Lowest Cost.

28.

Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

3.

Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

4.

In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Equity Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7R4

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7R4

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7R4

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Equity Fund

Fund Number: C7R4

DDA # 4061767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;
(b)	The Fund Manager;
(c)	The Portfolio Manager; and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]

Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

CORNERSTONE CAPITAL MANAGEMENT LLC

                    , 201x

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Cornerstone Capital Management LLC (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

C. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

D. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)

in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)

cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contact, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

H. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for one year from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the

Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: General Counsel

Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

Cornerstone Capital Management LLC

3600 Minnesota Drive, Suite 70

Edina, MN 55439

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR EQUITY FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

CORNERSTONE CAPITAL MANAGEMENT LLC

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

CORNERSTONE CAPITAL MANAGEMENT LLC

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to Max King at State Street at 617-662-2342 and contain an authorized signature.

Liberty All-Star Equity Fund trade reporting requirements:

29.	Name of Fund & Portfolio Manager

30.	Trade date

31.	Settlement date

32.	Purchase or sale

33.	Security name/description

34.	Cusip / sedol / or other numeric identifier

35.	Purchase/sale price per share or unit

36.	Interest purchased/sold (if applicable)

37.	Aggregate commission amount

38.	Indication as to whether or not commission amounts are ALPS Directed.

39.	Executing broker and clearing bank (if applicable)

40.	Total net amount of the transaction

41.	Sale lot disposition method, if different from the established policy of Lowest Cost.

42.

Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

5.

Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

6.

In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star Equity Fund

Depository Trust Company (DTC)

Participant # 0997

Agent Bank# 20997

Ref: C7R1

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn: Robert Mendes

Ref: Fund C7R1

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA 011000028

STATE ST BOS/SPEC/C7R1

Wire Instructions:

State Street Bank

ABA # 011000028

Ref: Liberty All-Star Equity Fund

Fund Number: C7R1

DDA # 4061767

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellation thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;
(b)	The Fund Manager;
(c)	The Portfolio Manager; and
(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]

Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern Time, on December 20, 2012.

Vote by Internet

Go to www.envisionreports.com/Liberty

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

1234 5678 9012 345

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

A Proposals — The Board of Directors recommends a vote FOR the proposals.

For Against Abstain

1. To approve a new Portfolio Management Agreement for the Fund with ALPS Advisors, Inc. and TCW Investment Management Company.

For Against Abstain

2. To approve, subject to the provisions of the exemptive relief by the U.S. Securities and Exchange Commission, a “managers-of-managers” structure for the Fund.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance

Mark the box to the right if you plan to attend the Special Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T

02D V 1454181

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy — LIBERTY ALL-STAR GROWTH FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Fund to be held at the offices of the Fund, One Financial Center, 15th Floor, Boston, Massachusetts on Thursday, December 20, 2012 at 9:00 a.m., EST., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR both proposals and in their discretion as to any other business that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Items to be voted appear on reverse side.)